                                                          CarrAmerica(R)
                                                          America's Workplace(R)

                            [PICTURES APPEAR HERE]





                   Supplemental Operating and Financial Data
                      For the Quarter Ended June 30, 2001



         All dollar amounts shown in this report are in U.S. dollars.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                               TABLE OF CONTENTS





                                                                                 PAGE
                                                                                 ----
CORPORATE OVERVIEW

 The Company....................................................................   1
 Board of Directors / Executive Officers / Research Coverage....................   2
 Regional Offices / Investor Relations / Information Requests...................   3



FINANCIAL HIGHLIGHTS

  Key Quarterly Financial Data..................................................   4
  Consolidated Balance Sheets...................................................   5
  Statements of Operations......................................................   6
  Statements of Cash Flow.......................................................   7
  FFO Statement.................................................................   8
  Same Store Results and Analysis...............................................   9
  Statements of EBITDA..........................................................   10
  Financial Ratios .............................................................   11
  Share and Operating Partnership Unit Data ....................................   12
  Debt Capitalization Summary ..................................................   13-14
  Corporate Investment Balances ................................................   15



SEGMENT ANALYSIS

  Core Operating Properties
  -------------------------
  Current Summary of Operating Properties.......................................   16-19
  Occupancy Summary and Lease Roll-over Schedule................................   20
  Operating Portfolio Lease Economics...........................................   21
  Top 25 Tenants by Rent .......................................................   22
  Development
  -----------
  Development Activity by Market ...............................................   23
  Land Held for Development Schedule............................................   24


THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.


CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 6/30/01)

253 Properties
20.1 Million Square Feet

(consolidated/unconsolidated; as of 6/30/01)

287 Properties
24.3 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:               BBB
Moody's:                     Baa2
Standard & Poor's:           BBB


YEAR-TO-DATE AVERAGE OCCUPANCY
------------------------------
(stabilized)

97.1% Consolidated Properties
97.0% All Properties


REGIONAL DISTRIBUTION
---------------------
(stabilized; as of 6/30/01)


                                Based on        Based on Square
                                  NOI               Footage
                                --------        ---------------
Pacific region                   52.16%              50.12%
Eastern region                   25.74%              23.39%
Central region                   14.15%              16.28%
Mountain region                   7.95%              10.21%


TOP 5 MARKETS
-------------
(stabilized; as of 6/30/01)


                                % of  NOI          % of Sq. Ft.
                                ----------         ------------
San Francisco Bay Area            31.71               26.93
Washington DC Metro               19.62               14.58
Dallas                             7.57                8.02
Orange County/Los Angeles          6.79                9.03
Seattle                            6.65                7.47
                                  -----               -----
                                  72.34               66.03
                                  =====               =====

BOARD OF DIRECTORS                                     RESEARCH COVERAGE
------------------                                     -----------------
Thomas A. Carr
Chairman of the Board, President                       Lee Schalop/Alexis Hughes
and Chief Executive Officer                            Bank of America Securities
CarrAmerica Realty Corporation                         (212) 847-5677/(212) 847-5705

Ronald Blankenship                                     Louis Taylor
Vice Chairman and Chief Operating Officer              Deutsche Banc Alex. Brown
Security Capital Group Incorporated                    (212) 469-4912

Andrew F. Brimmer                                      Christopher Haley/Donald Fandetti
President                                              First Union
Brimmer & Company Inc.                                 (443)263-6773/(443) 263-6537

Oliver T. Carr, Jr.                                    James Kammert
Chairman of the Board                                  Goldman, Sachs & Company
The Oliver Carr Company                                (212) 855-0670

A. James Clark                                         John Lutzius/Elizabeth Morse
Chairman of the Board and President                    Green Street Advisors
Clark Enterprises, Inc.                                (949) 640-8780

Timothy Howard                                         David Fick/Ken Weinberg
Executive Vice President and                           Legg Mason Wood Walker
Chief Financial Officer                                (410) 454-5018/(410) 454-5175
Fannie Mae
                                                       David Harris
Caroline S. McBride                                    Lehman Brothers
Managing Director                                      (212) 526-5702
Security Capital Global Strategic Group, Inc.
                                                       Steve Sakwa/Brian Legg
William D. Sanders                                     Merrill Lynch & Company, Inc.
Chairman                                               (212) 449-0335/(212) 449-1153
Security Capital Group Incorporated
                                                       Greg Whyte
Wesley S. Williams, Jr.                                Morgan Stanley Dean Witter
Partner                                                (212) 761-6331
Covington & Burling
                                                       Jim Sullivan/Mike Marron
                                                       Prudential Securities
EXECUTIVE OFFICERS                                     (212) 778-2515/(212) 778-1774
------------------
                                                       Jonathan Litt/Gary Boston
Thomas A. Carr                                         Salomon Smith Barney
President & Chief Executive Officer                    (212) 816-0231/(212) 816-1383

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer


CORPORATE HEADQUARTERS                                 CONTACT
----------------------                                 -------

1850 K Street, N.W. Suite 500                          Stephen M. Walsh
Washington, D.C.  20006                                Vice President, Capital Markets
(202) 729-1000                                         Telephone:  (202) 729-1764
                                                       E-mail: swalsh@carramerica.com
REGIONAL OFFICES                                               ----------------------
----------------
                                                       INFORMATION REQUEST
Atlanta, Georgia                                       -------------------
J. Thad Ellis, Regional Managing Director
                                                       To request a standard Investor Relations
Austin, Texas                                          package, Annual Report, or to be added to our
Jeffrey S. Pace, Regional Managing Director            mailing or fax list, please contact or address an
                                                       e-mail to:
Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director                   Investor Relations at (202) 729-7518
                                                                 Or 1 (800) 417-2277
Dallas, Texas                                                    swalsh@carramerica.com
William Vanderstraaten, Regional Managing Director
                                                                             CARRAMERICA(R)
Denver, Colorado                                        PLEASE VISIT OUR CORPORATE WEB SITE
William Krokowski, Regional Managing Director           -----------------------------------
                                                                                        AT:
Northern California                                                                     ---
Leah N. Segawa, Regional Managing Director                              www.carramerica.com
                                                                        -------------------
Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange

TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C.  20006
Telephone:  (202) 729-1000
Fax:  (202) 729-1060

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data
--------------------------------------------------------------------------------

($ and shares in thousands)
                                                                 6/30/01       3/31/01      12/31/00       9/30/00       6/30/00
                                                               ---------------------------------------------------------------------

Shares and Units:
-----------------

Common Shares                                                      62,082        62,080        65,018        65,759        66,307
Outstanding OP Units (a)                                            5,797         6,065         6,088         6,480         6,364
Convertible Preferred Shares                                           80           480           480           480           480
Combined Shares and OP Units (a)                                   67,959        68,625        71,586        72,719        73,151
Weighted Average - Basic                                           61,840        63,186        65,152        65,987        66,856
Weighted Average - Diluted                                         69,494        70,678        73,432        74,767        74,684

Share Price:
------------

At the End of the Period                                       $    30.50    $    28.53    $    31.31    $    30.25    $    26.52
High During Period                                                  30.69         30.88         31.50         30.75         28.31
Low During Period                                                   27.00         27.83         28.80         27.44         21.38

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                                  $2,072,750    $1,957,871    $2,241,537    $2,199,750    $1,939,965
Preferred Equity                                                  400,000       400,000       400,000       400,000       400,000
Total Debt                                                      1,109,778     1,253,095     1,211,158     1,215,710     1,432,972
Total Market Capitalization                                     3,582,528     3,610,966     3,852,695     3,815,460     3,772,937
Total Debt/Total Market Capitalization                               31.0%         34.7%         31.4%         31.9%         38.0%

Financial Information (continuing operations):
---------------------------------------------

Total Assets                                                   $2,821,172    $2,988,347    $3,072,841    $3,112,140    $3,318,363
Book Value of Real Estate Assets (before
  accumulated depreciation)                                     2,889,703     2,852,199     2,909,604     3,015,812     3,313,038
Total Liabilities                                               1,204,448     1,352,662     1,336,448     1,346,789     1,540,890
Total Minority Interest (including OP)                             85,993        88,042        89,687        90,455        89,389
Total Shareholders' Equity                                      1,530,731     1,547,643     1,646,706     1,674,896     1,688,084

Total Operating Revenues                                          133,526       133,926       132,669       139,357       144,439
Property NOI                                                       85,340        82,181        82,942        91,912        94,625
Property Operating Margin                                            68.9%         66.4%         66.7%         69.8%         68.0%
EBITDA                                                             87,801        82,375        83,765        90,094        90,076
EBITDA Per Share - Basic                                             1.42          1.30          1.29          1.37          1.35
EBITDA Per Share - Diluted                                           1.26          1.17          1.14          1.20          1.21
Interest Coverage Ratio (c)                                           4.2           4.0           3.9           3.6           3.6
Interest Coverage Ratio (d)                                           3.8           3.6           3.5           3.3           3.1
Fixed Charge Coverage Ratio (c)                                       2.6           2.5           2.4           2.5           2.4
Fixed Charge Coverage Ratio (d)                                       2.4           2.4           2.3           2.3           2.2
Adjusted Funds From Operations (b, e)                              58,665        54,637        55,138        56,348        55,430
Dividends Declared                                                 0.4625        0.4625        0.4625        0.4625        0.4625
FFO Payout Ratio - Diluted (b)                                       55.1%         60.1%         61.7%         61.7%         62.5%
Net-Straight Line Revenue/Expense Adjustment                        2,897         2,366         3,844         3,168         3,465

Portfolio Size (including unconsolidated properties):
-----------------------------------------------------

Buildings                                                             287           283           283           284           281
Total Square Footage                                               24,272        23,597        23,914        24,569        24,331
Current Weighted Average Occupancy                                   97.2%         97.0%         97.7%         97.5%         98.4%

(a) Operating partnership
(b) See page 8 for definitions of Funds from Operations (FFO)
(c) Excluding covering capitalized interest
(d) Including covering capitalized interest
(e) Represents diluted Funds from Operations (FFO)

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets
--------------------------------------------------------------------------------

(In thousands)

                                                                        June 30,     December 31,
                                                                          2001           2000
                                                                       --------      ------------
                                                                      (unaudited)
Assets
------
Rental property
     Land                                                             $   644,799    $   644,326
     Buildings                                                          1,825,629      1,836,214
     Tenant improvements                                                  338,606        325,936
     Furniture, fixtures and equipment                                      3,521          6,844
                                                                      -----------    -----------
                                                                        2,812,555      2,813,320
     Less: Accumulated depreciation                                      (422,617)      (381,260)
                                                                      -----------    -----------
              Net rental property                                       2,389,938      2,432,060

Land held for future development or sale                                   44,599         47,984
Construction in progress                                                   32,549         48,300
Cash and cash equivalents                                                  14,482         24,704
Restricted deposits                                                         7,288         39,482
Accounts and notes receivable                                              32,374         70,693
Investments in unconsolidated entities                                    153,468        269,193
Accrued straight-line rents                                                59,189         54,960
Tenant leasing costs, net                                                  52,030         54,522
Deferred financing costs, net                                               9,760         11,311
Prepaid expenses and other assets, net                                     25,495         19,632
                                                                      -----------    -----------
                                                                      $ 2,821,172    $ 3,072,841
                                                                      ===========    ===========

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
     Mortgages and notes payable                                      $ 1,109,778    $ 1,211,158
     Accounts payable and accrued expenses                                 64,778         96,147
     Rent received in advance and security deposits                        29,892         29,143
                                                                      -----------    -----------
                                                                        1,204,448      1,336,448

Minority interest                                                          85,993         89,687

Stockholders' equity:
     Preferred stock                                                           89             93
     Common stock                                                             621            650
     Additional paid in capital                                         1,653,396      1,755,985
     Cumulative dividends in excess of net income                        (123,375)      (110,022)
                                                                      -----------    -----------
                                                                        1,530,731      1,646,706
                                                                      -----------    -----------

Commitments and contingencies

                                                                      $ 2,821,172    $ 3,072,841
                                                                      ===========    ===========

               CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Consolidated Statements of Operations
--------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                         Three Months Ended                              Six Months Ended
                                                              June 30,                                       June 30,
                                              ------------------------------------------     -------------------------------------
                                                    2001                   2000                    2001                   2000
                                              -------------------    -------------------     -------------------    --------------
                                                            (unaudited)                                     (unaudited)
Revenues:
  Rental income (1):
    Minimum base rent                           $105,802               $115,303                $212,012               $229,183
    Recoveries from tenants                       14,683                 17,505                  28,724                 34,339
    Parking and other tenant charges               3,338                  6,319                   6,876                 12,230
                                                --------               --------                --------               --------
      Total rental revenue                       123,823                139,127                 247,612                275,752
  Real estate service income                       9,703                  5,312                  19,840                 10,253
                                                --------               --------                --------               --------
      Total operating revenues                   133,526                144,439                 267,452                286,005
                                                --------               --------                --------               --------

Operating expenses:
  Property expenses:
    Operating expenses                            28,433                 31,930                  60,474                 64,212
    Real estate taxes                             10,050                 12,572                  19,617                 24,518
  Interest expense                                21,136                 25,115                  41,996                 52,005
  General and administrative                      11,939                 12,001                  26,340                 21,773
  Depreciation and amortization                   30,820                 35,170                  61,645                 67,319
                                                --------               --------                --------               --------
      Total operating expenses                   102,378                116,788                 210,072                229,827
                                                --------               --------                --------               --------
      Real estate operating income                31,148                 27,651                  57,380                 56,178

Other income:
  Interest income                                  1,023                    873                   2,127                  1,750
  Equity in earnings of unconsolidated
   entities                                        3,674                  1,267                   7,028                  2,716
                                                --------               --------                --------               --------
      Total other income                           4,697                  2,140                   9,155                  4,466
                                                --------               --------                --------               --------

      Income from continuing operations
      before income taxes, minority
      interest and (loss) gain on sale of
      assets and other provisions, net            35,845                 29,791                  66,535                 60,644

Income taxes                                        (187)                     -                    (234)                     -
Minority interest                                 (3,076)                (2,353)                 (4,529)                (5,408)
(Loss) gain on sale of assets and other
  provisions, net                                    (22)                 2,387                   1,054                  7,741
                                                --------               --------                --------               --------
      Income from continuing operations           32,560                 29,825                  62,826                 62,977

Discontinued operations - Income from
  operations of discontinued Executive
  Suites subsidiary (less applicable
  income tax expense)                                  -                  1,836                       -                    456

Discontinued operations - Gain on sale of
  discontinued operations (less applicable
  income tax expense of $21,131)                       -                 31,852                       -                 31,852
                                                --------               --------                --------               --------
Net income                                      $ 32,560               $ 63,513                $ 62,826               $ 95,285
                                                ========               ========                ========               ========

  Basic net income per share:
    Net income from continuing
      operations                                $   0.39               $   0.31                $   0.73               $   0.68
    Discontinued operations                            -                   0.03                       -                      -
    Gain on discontinued operations                    -                   0.48                       -                   0.48
                                                --------               --------                --------               --------
    Net income                                  $   0.39               $   0.82                $   0.73               $   1.16
                                                ========               ========                ========               ========

  Diluted net income per share:
    Net income from continuing
      operations                                $   0.38               $   0.31                $   0.71               $   0.68
    Discontinued operations                            -                   0.03                       -                      -
    Gain on discontinued operations                    -                   0.43                       -                   0.44
                                                --------               --------                --------               --------
    Net income                                  $   0.38               $   0.77                $   0.71               $   1.12
                                                ========               ========                ========               ========

  NOTE: (1) Rental income includes $2,897 and $3,465 of accrued straight line rents for the three months periods ended June 30, 2001 and 2000, respectively, and $5,263 and $6,466 of accrued straight line rents for the six months period ended June 30, 2001 and 2000, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Consolidated Statements of Cash Flow
--------------------------------------------------------------------------------
(Unaudited and in thousands)

                                                                                   Six Months Ended
                                                                                       June 30,
                                                                           -----------------------------
                                                                                2001           2000
Cash flow from operating activities:
  Net income                                                                $  62,826      $  95,285
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                              61,645         67,370
    Minority interest                                                           4,529          5,408
    Equity in earnings of unconsolidated entities                              (7,028)        (2,716)
    Gain on sale of assets and other provisions, net                           (1,054)        (7,741)
    Income and gain on sale of discontinued operations                              -        (32,308)
    Provision for uncollectible accounts                                        4,703          1,549
    Stock based compensation                                                    1,469          1,553
    Other                                                                         264         (1,140)
  Change in assets and liabilities:
    Decrease (increase) in accounts and notes receivable                       16,140         (5,689)
    Increase in accrued straight-line rents                                    (5,417)        (6,466)
    Additions to tenant leasing costs                                          (5,519)        (9,059)
    Increase in prepaid expenses and other assets                              (7,866)        (9,876)
    Decrease in accounts payable and accrued expenses                         (32,221)        (5,080)
    Increase in rent received in advance and security deposits                  1,279          3,095
                                                                            ---------      ---------
         Total adjustments                                                     30,924         (1,100)
                                                                            ---------      ---------
         Net cash provided by operating activities                             93,750         94,185
                                                                            ---------      ---------
Cash flows from investing activities:
  Acquisition and development of rental property                              (16,207)       (46,825)
  Additions to land held for development or sale                              (34,840)       (11,071)
  Additions to construction in progress                                       (19,215)       (33,493)
  Acquisitions and development of executive suites assets                           -         (6,678)
  Payments on notes receivable                                                 16,539            139
  Distributions from unconsolidated entities                                   89,616          3,568
  Investments in unconsolidated entities                                      (10,440)        (9,875)
  Acquisition of minority interest                                             (3,289)        (1,478)
  Decrease (increase) in restricted cash and cash equivalents                  32,194           (322)
  Proceeds from the sale of discontinued operations                                 -        377,310
  Proceeds from sales of properties                                           100,474         62,883
                                                                            ---------      ---------
         Net cash provided by investing activities                            154,832        334,158
                                                                            ---------      ---------
Cash flows from financing activities:
  Repurchase of common stock                                                 (119,210)       (28,450)
  Exercises of stock options                                                   16,082          9,945
  Net repayments on unsecured credit facility                                 (86,000)      (317,500)
  Net repayments of mortgages payable                                         (15,502)        (7,849)
  Proceeds from mortgages                                                      26,628              -
  Dividends and distributions to minority interests                           (80,802)       (85,524)
  Contributions from minority interests                                             -          1,948
                                                                            ---------      ---------
         Net cash used by financing activities                               (258,804)      (427,430)
                                                                            ---------      ---------
         (Decrease) increase in unrestricted cash and cash
           equivalents                                                        (10,222)           913
Unrestricted cash and cash equivalents, beginning of the period                24,704         51,886
                                                                            ---------      ---------
Unrestricted cash and cash equivalents, end of the period                   $  14,482      $  52,799
                                                                            =========      =========

Supplemental disclosure of cash flow information:
  Cash paid for interest (net of capitalized
    interest of $3,837 and $16,378 for the six
    months ended June 30, 2001 and 2000, respectively)                      $  49,207      $  60,106
                                                                            =========      =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations
--------------------------------------------------------------------------------

          The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business which was sold in 2000. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT").

(In thousands, except per share amounts)
                                                                                 Three Months Ended         Six Months Ended
                                                                                      June 30,                  June 30,
                                                                               -----------------------------------------------
                                                                                  2001         2000         2001       2000
                                                                               -----------------------------------------------
Net income from continuing operations before minority interest:                $ 35,636     $ 32,178      $ 67,355    $ 68,385

Adjustments to derive funds from continuing operations:
     Add:      Depreciation and amortization - REIT properties                   29,540       33,351        59,162      64,134
               Depreciation and amortization - Equity properties                  2,211        1,030         5,295       1,689
     Deduct:
               Minority interests' (non Unitholders) share of
               depreciation, amortization and net income                           (219)        (218)         (501)      (473)
               Loss (gain) on sale of assets and other provisions, net               22       (2,387)       (1,054)    (7,741)
                                                                               --------     --------      --------    --------
FFO from continuing operations before allocations to minority Unitholders        67,190       63,954       130,257     125,994

Less:  FFO allocable to the minority Unitholders                                 (4,507)      (3,794)       (8,344)    (8,231)
                                                                               --------     --------      --------    --------

CarrAmerica Realty Corporation's FFO from continuing operations                  62,683       60,160       121,913     117,763
Less:  Preferred stock dividends                                                 (8,746)      (8,745)      (17,395)    (17,522)
                                                                               --------     --------      --------    --------

CarrAmerica Realty Corporation's FFO from continuing operations
     attributable to common shares                                               53,937       51,415       104,518     100,241

Discontinued operations                                                               -        8,473             -      13,368
Gain on sale of discontinued operations                                               -       31,852             -      31,852
                                                                               --------     --------      --------    --------
CarrAmerica Realty Corporation's FFO attributable to common shares             $ 53,937     $ 91,740      $104,518    $145,461
                                                                               ========     ========      ========    ========

Weighted average common shares outstanding:
     Basic                                                                       61,840       66,856        62,509      66,912
     Diluted                                                                     69,494       74,684        70,353      74,292

Basic funds from operations per common share:
     Funds from continuing operations                                          $   0.87     $   0.77      $   1.67    $   1.50
     Funds from discontinued operations                                               -         0.13             -        0.20
     Funds from sale of discontinued operations                                       -         0.48             -        0.48
                                                                               --------     --------      --------    --------
         Total funds from operations                                           $   0.87     $   1.38      $   1.67    $   2.18
                                                                               ========     ========      ========    ========

Diluted funds from operations per common share:
     Funds from continuing operations                                          $   0.84     $   0.74      $   1.61    $   1.47
     Funds from discontinuing operations                                              -         0.11             -        0.18
     Funds from sale of discontinued operations                                       -         0.43             -        0.43
                                                                               --------     --------      --------    --------
         Total funds from operations                                           $   0.84     $   1.28      $   1.61    $   2.08
                                                                               --------     --------      --------    --------

CarrAmerica Realty Corporation
FFO attributed to common share from continuing operations                      $ 53,937     $ 51,415      $104,518    $100,241
Series A Preferred share dividends                                                  221          221           440         474
Minority interest from convertible partnership units                              4,507        3,794         8,344       8,232
                                                                               --------     --------      --------    --------
Adjusted FFO attributable to common shares from continuing operations          $ 58,665     $ 55,430      $113,302    $108,947
                                                                               ========     ========      ========    ========

Weighted average common shares outstanding - Basic                               61,840       66,856        62,509      66,912
Weighted average conversion of Series A Preferred shares                            392          480           436         510
Weighted average conversion of operating partnership units                        6,062        6,470         6,068       6,475
Incremental options                                                               1,200          878         1,340         395
                                                                               --------     --------      --------    --------
Adjusted weighted average common shares - Diluted                                69,494       74,684        70,353      74,292
                                                                               ========     ========      ========    ========

                                       8

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results
--------------------------------------------------------------------------------

(In thousands)

                                                      Three Months Ended              %         Six Months Ended            %
                                                           June 30,                Change           June 30,             Change
                                                 ---------------------------      --------   ------------------------   --------
                                                     2001           2000                          2001         2000
                                                 -----------    ------------                 -----------   ----------
Real estate operating revenue                    $   109,756     $105,532          4.0%      $   211,380     $203,218     4.0%

Real estate operating expenses                        33,330       31,834          4.7%           65,452       61,090     7.1%
                                                 -----------     --------                    -----------     --------
Total real estate operating income
   - GAAP basis                                  $    76,426     $ 73,698          3.7%      $   145,928     $142,128     2.7%
                                                 ===========     ========                    ===========     ========

Straight-line rent adjustment                          1,871        2,065         -9.4%            3,343        3,832   -12.8%
                                                 -----------     --------                    -----------     --------
Total real estate operating income
   - Cash basis                                  $    74,555     $ 71,633         4.1%       $   142,585     $138,296     3.1%
                                                 ===========     ========                    ===========     ========

YTD average occupancy                                   96.8%        97.8%       -1.0%              96.7%        97.9%   -1.2%
                                                 ===========     ========                    ===========     ========

Same store square footage                         17,661,817                                  17,118,839
                                                 ===========                                 ===========


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA
--------------------------------------------------------------------------------

(In thousands)

                                                     Three Months Ended              Six Months Ended
                                                         June 30,                       June 30,
                                                    ----------------------       ------------------------
                                                      2001         2000             2001            2000
                                                    -------     ----------       ---------       --------
CONTINUING OPERATIONS:
  Revenues:
    Rental income                                   $123,823     $139,127        $ 247,612       $ 275,752
    Real estate service income                         9,703        5,312           19,840          10,253
    Other income (1)                                   4,697        2,140            9,155           4,466
                                                    --------     --------        ---------       ---------
      Total revenue                                  138,223      146,579          276,607         290,471
                                                    --------     --------        ---------       ---------
  Operating expenses:
    Property operating expenses:
      Operating expenses                              28,433       31,930           60,474          64,212
      Real estate taxes                               10,050       12,572           19,617          24,518
    General and administrative                        11,939       12,001           26,340          21,773
                                                    --------     --------        ---------       ---------
      Total operating expenses                        50,422       56,503          106,431         110,503
                                                    --------     --------        ---------       ---------

    EBITDA from continuing operations               $ 87,801     $ 90,076        $ 170,176       $ 179,968
                                                    ========     ========        =========       =========

 (1) Excludes (loss) gain on sale of assets and other provisions, net


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios
--------------------------------------------------------------------------------

Financial Position Ratios for Continuing Operations:
----------------------------------------------------

                                                    June 30,   December 31,
                                                      2001        2000
                                                  -------------------------
Total Debt/Total Capitalization (Book Value)         40.3%       42.4%
Total Debt/Total Capitalization (Market)             31.0%       31.4%


Operating Ratios for Continuing Operations:
-------------------------------------------

                                                 Three Months Ended       Six Months Ended
                                                     June 30,                 June 30,
                                              -----------------------------------------------
                                                  2001     2000           2001     2000
                                              ---------------------------------------------
Secured EBITDA/Total EBITDA                      32.2%     33.8%         31.7%     34.6%
Interest Coverage (1)
  Excluding covering capitalized interest         4.15      3.59          4.05      3.46
  Covering capitalized interest                   3.79      3.15          3.71      3.04

Fixed charge coverage
  Excluding covering capitalized interest         2.56      2.37          2.52      2.34
  Covering capitalized interest                   2.41      2.17          2.38      2.14

Diluted FFO Payout Ratio (2)                     55.1%     62.5%         57.5%     62.9%

G&A as a % of Revenue (3)                         8.6%      8.3%          9.5%      7.6%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2) Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------


The following table sets forth the Common and Series A Preferred shares of the

Company and dividend and non-dividend paying operating partnership Units outstanding at June 30, 2001 and December 31, 2000, and the weighted average

Common and Series A Preferred shares of the Company and dividend and non-

dividend paying operating partnership Units outstanding for the quarter ended

June 30, 2001 and 2000.  The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.





(In thousands)

                                                               CarrAmerica

                                                            Realty Corporation

                                    CarrAmerica                  Series A

                                Realty Corporation             Convertible            Dividend Paying        Non-Dividend

                                   Common Shares             Preferred Shares              Units             Paying Units

                                    Outstanding              Outstanding (a)          Outstanding (b)         Outstanding

                            -------------------------   -----------------------     -----------------     -----------------


Outstanding as of

     June 30, 2001                             62,082                        80                 5,794                   268

     December 31, 2000                         65,018                       480                 5,820                   432



Weighted average for the three

     months ended June 30,

     2001                                      61,840                       392                 5,794                   268

     2000                                      66,856                       480                 6,038                   432



Weighted average for the six

     months ended June 30,

     2001                                      62,509                       436                 5,800                   268

     2000                                      66,912                       510                 6,043                   432




Notes:

(a)  Series A Preferred shares are convertible into common shares on a one-for-

     one basis.

(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.

(c)  The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:


       Series B    8,000,000 Shares

       Series C    6,000,000 Shares

       Series D    2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------

($ in thousands)

                                                                    Principal    Interest   Maturity
Description of Notes/Lender                 Property                Outstanding    Rate       Date
---------------------------     ---------------------------------   -----------  --------   ---------
General Electric Capital Corp.  Bannockburn                            $ 17,055      9.52%  31-Aug-01
Techmart Commercial Ctr.        Techmart Commercial Ctr. (Note 5)           124       N/A         N/A
Manufacturers Life              Quorum North                              6,301      8.27%  10-Dec-01
NY Life                         NELO (Note 2)                            38,533      8.25%  10-Dec-01
NML                             Square 24 Associates (Note 4)            31,493      8.90%  01-Jun-02
Union Bank of California        Jaycor                                   11,213      7.35%  01-Feb-03
GE Capital                      Parkway North                            24,164      6.92%  01-Dec-03
Sun Life Assurance
 Company of Canada              Tract 17/Canyon Park Commons              5,052      9.13%  01-Dec-04
UBS Mortgage Finance Inc.       U.S. West                                18,270      7.92%  01-Dec-05
UBS Mortgage Finance Inc.       U.S. West                                 5,246      7.92%  01-Dec-05
UBS Mortgage Finance Inc.       U.S. West                                 7,870      7.92%  01-Dec-05
UBS Mortgage Finance Inc.       U.S. West                                 7,870      7.92%  01-Dec-05
Salomon Brothers                Redmond East                             26,365      8.38%  01-Jan-06
State Farm                      Peterson (Note 3)                        19,095      7.20%  01-Jan-06
Farm Bureau Life Insurance Co.  Wateridge Pavilion                        3,337      8.25%  01-Nov-06
Teachers Ins. and
 Ann. Assoc. of Amer.           Wasatch Corporate Center                 12,157      8.15%  02-Jan-07
Metropolitan Life
 Insurance Company              2600 West Olive                          19,035      6.75%  01-Jan-09
Midland Loan Services           Palomar Oaks                              9,718      8.85%  01-Apr-09
Northwest Mutual                1255 23rd St (Note 1)                    38,214      8.12%  01-Apr-09
Northwest Mutual                1730 Penn, I Square (Note 1)            183,327      8.12%  01-Apr-09
GE Capital                      South Coast                              14,982      7.13%  10-Jun-09
Riggs                           1775 Penn-Riggs                          11,796      7.63%  01-Sep-09
Business Men's Assurance Co.    Sorenson - Bus. Men's Assur.              2,278      7.75%  01-Jul-11
Berkshire Life Insurance Co.    Sorenson - Berkshire                      1,551      8.88%  01-May-17
Aid Association for Lutherans   1747 Penn                                14,235      9.50%  10-Jul-17
Aid Association for Lutherans   900 19th St/Pres. Plaza                  15,497      8.25%  15-Jul-19
                                                                       ------------------
                                                                       $544,778      8.09%
                                                                       ========      ====


($ in thousands)
                                                         Principal Maturity
                                       --------------------------------------------------------
                                                                                       2005 &
Description of Notes/Lender             2001        2002        2003       2004      Thereafter
---------------------------            -------     -------     -------    -------    ----------
General Electric Capital Corp.         $17,055     $     -     $     -    $     -      $      -
Techmart Commercial Ctr.                    24          48          48          4             -
Manufacturers Life                       6,301           -           -          -             -
NY Life                                 38,533           -           -          -             -
NML                                      1,295      30,198           -          -             -
Union Bank of California                   353         746      10,114          -             -
GE Capital                                   -           -      24,164          -             -
Sun Life Assurance
 Company of Canada                         129         276         302      4,345             -
UBS Mortgage Finance Inc.                1,657       3,615       3,980      4,363         4,655
UBS Mortgage Finance Inc.                  468       1,048       1,190      1,345         1,195
UBS Mortgage Finance Inc.                  702       1,572       1,785      2,017         1,794
UBS Mortgage Finance Inc.                  702       1,572       1,785      2,017         1,794
Salomon Brothers                           224         477         519        564        24,581
State Farm                                 381         805         865        929        16,115
Farm Bureau Life Insurance Co.              32          68          74         80         3,083
Teachers Ins. and
 Ann. Assoc. of Amer.                      116         247         268        291        11,235
Metropolitan Life
 Insurance Company                           -           -           -          -        19,035
Midland Loan Services                       84         179         196        214         9,045
Northwest Mutual                           245         520         564        611        36,274
Northwest Mutual                         1,171       2,490       2,700      2,927       174,039
GE Capital                                 111         235         252        270        14,114
Riggs                                       61         129         139        150        11,317
Business Men's Assurance Co.                77         163         176        190         1,672
Berkshire Life Insurance Co.                23          48          53         58         1,369
Aid Association for Lutherans              193         414         455        500        12,673
Aid Association for Lutherans              192         408         443        481        13,973
                                       -------     -------     -------    -------      --------
                                       $70,129     $45,258     $50,072    $21,356      $357,963
                                       =======     =======     =======    =======      ========

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Balance secured by Valley Business Park II and 3745 North
        First St.
Note 3: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.
Note 4: Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West
Note 5: Capital lease

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued
--------------------------------------------------------------------------------

($ In thousands)
Unsecured Bonds Payable
-----------------------
                                                                                          Principal Maturity
                                                                  ------------------------------------------------------------
                                Principal    Interest  Maturity                                                       2005 &
                               Outstanding     Rate      Date         2001         2002         2003       2004     Thereafter
                               -----------   --------  ---------  -----------  -----------  -----------  ---------  ----------
7.200% Notes due 2004          $   150,000     7.200%  1-Jul-04   $         -  $         -  $         -  $ 150,000  $        -
                               ===========                        ===========  ===========  ===========  =========  ==========
7.375% Notes due 2007          $   125,000     7.375%  1-Jul-07   $         -  $         -  $         -  $      -   $  125,000
                               ===========                        ===========  ===========  ===========  =========  ==========
6.625% Notes due 2005          $   100,000     6.625%  1-Mar-05   $         -  $         -  $         -  $      -   $  100,000
                               ===========                        ===========  ===========  ===========  =========  ==========
6.875% Notes due 2008          $   100,000     6.875%  1-Mar-08   $         -  $         -  $         -  $      -   $  100,000
                               ===========                        ===========  ===========  ===========  =========  ==========

Unsecured Line of Credit
------------------------
                                                                     Amount                                 Amount
                                                                   Outstanding                            Outstanding
                                Available   Interest   Maturity     Beginning                                 End
Lender                         Commitment     Rate       Date        of Year     Advances    Repayments    of Month
------                         -----------  --------   ---------   -----------   ---------  ------------  -----------
Carr America Realty Corp.
-------------------------
Morgan Guaranty Trust          $         -   L+.700%      N/A      $   176,000   $ 119,000   $  295,000    $       -
                               ===========                         ===========   =========   ==========    =========
JP Morgan Chase                $   408,212   L+.700%   28-Jun-04   $         -   $  90,000   $        -    $  90,000
                               ===========                         ===========   =========   ==========    =========


Note:   LIBOR at 6/30/01 was as follows:
        30 day          3.84%
        90 day          3.79%
        180 day         3.83%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Investment Balances
--------------------------------------------------------------------------------



                                                                                                Investment Balance
                                                Accounting              Percentage              as of June 30, 2001
                                                  Method                Ownership                      ($000)
                                           -------------------    -------------------     -----------------------------
Carr Office Park LLC                              Equity                   35%                        53,080
HQ Global Workplaces                               Cost                    16%                        42,249
1919 Pennsylvania Assoc.                          Equity                   49%                        17,448
1201 F Street                                     Equity                   35%                         9,381
1717 Pennsylvania                                 Equity                   50%                         7,606
300 W. Sixth Street                               Equity                   20%                         6,954
Custer Court                                      Equity                   49%                         3,454
799 9th Street                                    Equity                   40%                         2,974
CC JM II                                          Equity                   50%                         2,972
AgilQuest                                          Cost                    15%                         2,750
575 7th Street                                    Equity                   30%                         2,646
WCM JV                                            Equity                   16%                         1,808
e'ssention                                         Cost                    15%                           146

                                                                                                     153,468

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of June 30, 2001
 -----------------------------------------------------------------------------




                                                       Net Rentable
                                                         Area in                          Number
                                                         Square         Percent             of
                                                         Feet/(1)/      Leased/(2)/      Buildings
                                                     ---------------  -------------   ------------

Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
      International Square                                  1,014,556        100.0%              3
      900 19th Street                                         101,215        100.0%              1
      2550 M Street                                           187,931        100.0%              1
      1730 Pennsylvania Avenue                                229,377        100.0%              1
      1255 23rd Street                                        306,395         99.3%              1
      1747 Pennsylvania Avenue                                152,104         99.8%              1
      1775 Pennsylvania Avenue                                143,981         97.5%              1
Suburban Washington, D.C.:
      One Rock Spring Plaza                                   205,721         98.4%              1
      Sunrise Corporate Center                                260,253        100.0%              3
      Reston Crossing East & West                             327,788        100.0%              2
Atlanta, GA:
      Glenridge                                                64,219         96.7%              1
      Century Springs West                                     95,074         77.4%              1
      Holcomb Place                                            72,889        100.0%              1
      Midori                                                   99,691        100.0%              1
      Parkwood                                                150,270         98.9%              1
      Lakewood                                                 80,483         75.0%              1
      The Summit                                              179,085        100.0%              1
      Spalding Ridge                                          128,233         99.3%              1
      2400 Lake Park Drive                                    100,918         78.6%              1
      680 Engineering Drive                                    62,154         59.5%              1
      Embassy Row                                             464,895         89.9%              3
      Embassy 100, 500                                        190,470        100.0%              2
      Waterford Centre                                         82,344         85.5%              1

               East Region Subtotal:                        4,700,046         96.6%             31      23.4%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
      Scenic Business Park                                    138,076        100.0%              4
      Harbor Corporate Park                                   151,924         97.7%              4
      Plaza PacifiCare                                        104,377        100.0%              1
      Katella Corporate Center                                 80,609         97.5%              1
      Warner Center                                           343,486         99.7%             12
      South Coast Executive Center                            161,692         60.2%              2
      Warner Premier                                           61,553         91.3%              1
      Von Karman                                              104,138        100.0%              1
      2600 W. Olive                                           144,831        100.0%              1
      Bay Technology Center                                   107,481        100.0%              2
      Pacific Corporate Plaza 1,2, & 3                        125,298        100.0%              3
      Alton Deere Plaza                                       182,183         78.2%              6
      Westlake Spectrum                                       108,084        100.0%              2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of June 30, 2001
 -----------------------------------------------------------------------------




                                                       Net Rentable
                                                         Area in                          Number
                                                         Square         Percent             of
                                                         Feet/(1)/      Leased/(2)/      Buildings
                                                     ---------------  -------------   ------------

Southern California,
San Diego:
      Del Mar Corporate Plaza                                 123,142        100.0%              2
      Wateridge Pavilion                                       62,194         65.5%              1
      Towne Center Technology Park 1, 2, 3                    182,120        100.0%              3
      Lightspan                                                64,800        100.0%              1
      La Jolla Spectrum 1 & 2                                 156,653        100.0%              2
      Palomar Oaks Technology Park                            170,358         95.5%              6
      Jaycor                                                  105,358        100.0%              1
      Highlands Corporate Center                              205,085         94.2%              5

Northern California,
San Francisco Bay Area:
      CarrAmerica Corporate Center                          1,004,670         99.8%              7
      Valley Business Park I                                   61,600        100.0%              2
      Bayshore Centre 2                                        94,874        100.0%              1
      Rincon Centre                                           201,178        100.0%              3
      Valley Centre II                                        212,082        100.0%              4
      Valley Office Centre                                     68,881         99.9%              2
      Valley Centre                                           102,291        100.0%              2
      Valley Business Park II                                 166,928        100.0%              6
      Rio Robles                                              368,178        100.0%              7
      3745 North First Street                                  67,582        100.0%              1
      Baytech Business Park                                   300,000        100.0%              4
      3571 North First Street                                 116,000        100.0%              1
      San Mateo Center I                                       70,000        100.0%              1
      Oakmead West Land A-G                                   425,981        100.0%              7
      San Mateo II & III                                      141,404        100.0%              2
      Hacienda West                                           208,590         93.8%              2
      Sunnyvale Technology Center                             165,520        100.0%              5
      Clarify Corporate Center 1, 2, 3, 4                     258,048        100.0%              4
      Valley Technology Center 1, 2, 3, 4, 5, 6 & 7           460,590        100.0%              7
      Golden Gateway Commons                                  273,801         95.3%              3
      Techmart Commerce Center                                266,003         89.6%              1
      Freemont Technology Park 1, 2, 3                        139,304        100.0%              3
      Ellis @ Middlefield                                     236,400        100.0%              2
Portland, OR:
      Sunset Corporate Park                                   132,531         80.9%              3
      Rock Creek Corp Center                                  142,662        100.0%              3
Seattle, WA:
      Redmond                                                 396,497        100.0%             10
      Redmond Hilltop B & C                                    90,880        100.0%              2
      Canyon Park                                             316,978         98.5%              6
      Willow Creek                                             96,179        100.0%              1
      Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6            329,009        100.0%              6
      Canyon Park Commons 1, 2, 4                             176,846        100.0%              3
      Canyon Park Commons                                      95,290        100.0%              1

           Pacific Region Subtotal                         10,070,219         97.6%            173      50.1%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of June 30, 2001
 -----------------------------------------------------------------------------




                                                       Net Rentable
                                                         Area in                          Number
                                                         Square         Percent             of
                                                         Feet/(1)/      Leased/(2)/      Buildings
                                                     ---------------  -------------   ------------

CENTRAL REGION
Austin, TX:
      City View Centre                                        136,183        100.0%              3
      City View Centre                                        128,716        100.0%              1
      Tower of the Hills                                      166,149         96.9%              2
Chicago, IL:
      Parkway North I                                         249,314         85.6%              1
      Unisys                                                  365,267         97.4%              2
      The Crossings                                           295,308         95.3%              1
      Bannockburn I & II                                      209,582         92.0%              2
      Bannockburn IV                                          108,469         96.0%              1
Dallas, TX:
      Cedar Maple Plaza                                       113,256         76.6%              3
      Quorum North                                            116,178         97.8%              1
      Quorum Place                                            178,296         99.2%              1
      Tollway Plaza 1, 2                                      359,903        100.0%              2
      Two Mission Park                                         78,037         98.3%              1
      Commons @ Las Colinas 1, 2, 3                           604,234        100.0%              3
      5000 Quorum                                             162,165         97.6%              1

      Central Region Subtotal                               3,271,057         96.3%             25      16.3%

MOUNTAIN REGION
Denver, CO:
      Harlequin Plaza                                         329,273         98.2%              2
      Quebec Court I                                          130,000        100.0%              1
      Quebec Court II                                         157,294        100.0%              1
      Quebec Centre                                           106,865         87.5%              3
      Dry Creek 3                                              92,356        100.0%              1
Phoenix, AZ:
      Qwest Communications                                    532,506        100.0%              4
Salt Lake City, UT:
      Sorenson Research Park                                  282,944         96.7%              5
      Wasatch Corporate Center                                178,231        100.0%              3
      Wasatch Corporate Center 17, 18                         121,654        100.0%              2
       Sorenson X                                              41,288        100.0%              1
      Creekside I & II                                         78,000        100.0%              1

      Mountain Region Subtotal                              2,050,411         98.6%             24      10.2%

TOTAL CONSOLIDATED PROPERTIES:                             20,091,733                          253     100.0%
WEIGHTED AVERAGE                                                              97.2%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
     Current Summary of Portfolio Operating Properties As Of June 30, 2001
-------------------------------------------------------------------------------


                                                        Company's    Net Rentable
                                                        Effective       Area in                       Number
                                                        Property        Square         Percent          of
Property                                                Ownership      Feet/(1)/      Leased/(2)/    Buildings
--------                                               ----------    ------------     -----------    ---------

Unconsolidated Properties
Washington, D.C.:
      1919 Pennsylvania Avenue                            49.0%          328,431         98.7%            1
      1201 F Street                                       35.0%          226,871         96.0%            1
      Bond Building                                       15.0%          242,787         98.4%            1
      1717 Pennsylvania Avenue                            50.0%          236,455        100.0%            1
      Booz-Allen & Hamilton Building                      50.0%          222,989        100.0%            1

Portland, OR:
      GM Call Center                                      16.2%          103,279        100.0%            1

Chicago Market Office:
      Parkway 3, 4, 5, 6, 10                              35.0%          653,914         99.2%            5

Dallas Market Office:
      Royal Ridge Phase II, A,B                           35.0%          503,751         91.9%            4

Austin Market Office:
      Riata Corporate and Riata Crossing                  35.0%          997,678        100.0%           13

Denver Market Office:
      Panorama I, II, III, V, VIII, X                     35.0%          664,050         91.0%            6

TOTAL UNCONSOLIDATED PROPERTIES:                                       4,180,205                         34
WEIGHTED AVERAGE                                                                         97.1%

ALL OPERATING PROPERTIES
TOTAL:                                                                24,271,938                        287
WEIGHTED AVERAGE                                                                         97.2%


/(1)/Includes office and retail space but excludes storage space.
/(2)/Includes space for leases that have been executed and have commenced as of June 30, 2001.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties
--------------------------------------------------------------------------------

                                                Current     YTD Avg/     Vacant
Region/Market                       Sq. Feet   Occupancy   Occupancy   Sq. Feet    2001     2002       2003       2004
-------------                      ----------  ----------   ---------   --------  -------  ---------  ---------  ---------
PACIFIC REGION
San  Francisco Bay Area             5,409,905        99.0%       99.2%    55,586  164,790    552,940    663,700    658,788
Orange County/Los Angeles           1,813,732        93.6%       92.1%   115,871   55,423    239,064    229,414    286,438
Seattle                             1,501,679        99.7%       99.7%     4,646   83,052     27,604    228,406    188,544
San Diego                           1,069,710        96.2%       97.0%    41,014   72,693     26,400    136,136     81,636
Portland                              275,193        90.8%       92.1%    25,365        -          -          -     31,497

MOUNTAIN REGION
Denver                                815,788        97.7%       96.6%    19,167   25,761    120,455     94,365     44,430
Phoenix                               532,506       100.0%      100.0%         -        -          -          -          -
Salt Lake City                        702,117        98.7%       98.0%     9,223   33,881     46,345    158,940    275,883

CENTRAL REGION
Chicago                             1,227,940        93.4%       92.3%    80,446  102,425    287,581    313,062    126,172
Dallas                              1,612,069        97.8%       97.4%    35,897   67,289    142,224    279,913    136,112
Austin                                431,048        98.8%       99.1%     5,086  104,027     14,964     34,330    255,074

EAST REGION
Washington, DC
  Downtown Properties               2,135,559        99.7%       99.7%     5,897   38,956    175,020    236,360    520,069
  Suburban Properties                 793,762        99.6%       99.6%     3,198    3,884     39,922     27,339     87,504
Atlanta                             1,770,725        91.4%       91.7%   152,038  139,288    442,073    416,900    170,776

Total                              20,091,733        97.2%       97.1%   553,434  891,469  2,114,592  2,818,865  2,862,923


                                                                                                      2011 &
Region/Market                          2005       2006       2007      2008        2009     2010    Thereafter
-------------                       ---------  ---------  ---------  ---------  ---------  -------  ----------
PACIFIC REGION
San Francisco Bay Area                746,401    971,094    351,849    678,592    199,903  129,862     236,400
Orange County/Los Angeles             224,507    231,664    158,673    228,420          -   25,428      18,830
Seattle                               467,058    101,413          -          -    325,264        -      75,692
San Diego                              83,956     81,499          -          -     84,949   97,054     364,373
Portland                               51,797          -    122,127          -          -   44,407           -

MOUNTAIN REGION
Denver                                179,564    145,197          -    186,849          -        -           -
Phoenix                                     -          -    532,506          -          -        -           -
Salt Lake City                         12,389     87,456     78,000          -          -        -           -

CENTRAL REGION
Chicago                               133,926     22,589          -     47,144     12,800        -     101,795
Dallas                                 86,834     38,747     22,643    131,479    440,872  223,470       6,589
Austin                                  7,387     10,180          -          -          -        -           -

EAST REGION
Washington, DC
  Downtown Properties                  84,340    252,385    251,598    221,074     77,976   15,117     256,767
  Suburban Properties                 245,734     55,775        423          -    327,788    2,195           -
Atlanta                                84,567     37,825     87,306          -     39,482   75,711     124,759

Total                               2,408,460  2,035,824  1,605,125  1,493,558  1,509,034  613,244   1,185,205


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

                       Operating Portfolio Lease Economics

--------------------------------------------------------------------------------


                                                                          2nd Quarter 2001

                                ---------------------------------------------------------------------------------------------------

                                   Total     New GAAP  Prior GAAP    % Change    Ave. Lease     Lease        Tenant     Total T/I's

                                  Executed    Rental     Rental      In GAAP      Term in    Commissions  Improvements   and L/C's

Market                            Sq. Ft.      Rate       Rate     Rental Rate     Years     Per Sq. Ft.  Per Sq. Ft.   Per Sq. Ft.

------                          -----------  --------  ----------  ------------  ----------  -----------  ------------  -----------


Atlanta                             17,663     21.29       19.43         9.58%        3.17         4.55         12.63        17.18

Austin                               4,238     21.37       20.79         2.79%        5.00         0.89          2.23         3.12

Chicago                             77,859     24.56       22.96         6.95%        2.80         1.51          0.65         2.16

Dallas                              17,748     20.63       19.55         5.50%        2.87         3.32          4.37         7.69

Denver                              28,337     21.76       19.88         9.41%        5.88         1.54          6.97         8.51

Los Angeles/Orange County          139,763     25.17       18.39        36.86%        4.20         1.21          1.39         2.60

Salt Lake City                      71,925     14.76       13.07        12.88%        2.33            -             -            -

San Diego                           50,544     14.66       14.33         2.24%        3.43         1.74          1.40         3.14

San Francisco Bay                  206,968     47.67       26.05        83.01%        3.68         0.93          0.47         1.40

Seattle                             95,832     26.01       25.35         2.61%        4.50         0.24          5.12         5.36

Suburban Washington DC               5,573     33.76       25.05        34.78%        3.01            -             -            -

Downtown Washington DC              10,456     29.00       27.08         7.09%        4.17            -             -            -



Total                              726,906     31.13       21.90        42.19%        3.70         1.07          1.94         3.01








                                                                         2001 Year-To-Date

                               ----------------------------------------------------------------------------------------------------

                                 Total      New GAAP   Prior GAAP    % Change    Ave. Lease     Lease        Tenant     Total T/I's

                                Executed     Rental      Rental      In GAAP      Term in    Commissions  Improvements   and L/C's

Market                           Sq. Ft.      Rate        Rate     Rental Rate     Years     Per Sq. Ft.  Per Sq. Ft.   Per Sq. Ft.

------                         -----------  --------   ----------  ------------  ----------  -----------  ------------  -----------


Atlanta                             90,541     21.17       19.53         8.42%        2.74         1.44          3.83         5.27

Austin                              13,048     23.53       21.36        10.19%        3.44         0.94          7.93         8.87

Chicago                            134,396     25.31       24.32         4.06%        3.32         1.30          1.06         2.36

Dallas                              48,589     22.10       22.34        -1.06%        3.02         3.27          4.43         7.70

Denver                              65,031     21.64       19.83         9.12%        5.16         2.94          8.79        11.73

Los Angeles/Orange County          284,150     24.65       21.40        15.20%        4.63         3.42          8.78        12.20

Salt Lake City                      79,049     14.46       13.43         7.66%        3.00         0.37          2.00         2.37

San Diego                           93,530     13.85       13.59         1.92%        3.67         2.32          2.57         4.89

San Francisco Bay                  237,152     48.89       26.36        85.44%        3.95         1.78          0.80         2.58

Seattle                            147,027     22.05       20.69         6.55%        4.50         0.52          4.48         5.00

Suburban Washington DC               5,573     33.76       25.05        34.78%        3.01            -             -            -

Downtown Washington DC              10,456     29.00       27.08         7.09%        4.17            -             -            -



Total                            1,208,542     27.78       21.43        29.60%        3.79         1.97          4.23         6.20


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent
--------------------------------------------------------------------------------

                                                              Percentage                                      Percentage
                                                                  of                                              of
                                                              Portfolio                                        Occupied
                                                              Annualized                Square                  Square
                       Tenant                                    Rent                    Feet                    Feet
                       ------                                 ----------                ------                -----------

INTERNATIONAL MONETARY FUND                                      3.95%                  504,401                  2.54%
NOKIA, INC.                                                      2.99%                  624,904                  3.15%
AT&T                                                             2.30%                  658,940                  3.32%
QWEST COMMUNICATIONS                                             2.27%                  532,506                  2.68%
APPLIED MATERIALS, INC.                                          2.23%                  425,981                  2.15%
PEOPLESOFT, INC.                                                 2.05%                  359,686                  1.81%
PATTON BOGGS, L.L.P.                                             1.92%                  187,653                  0.94%
NEXTEL COMMUNICATIONS, INC.                                      1.60%                  331,203                  1.67%
NORTEL NETWORKS, INC.                                            1.56%                  258,048                  1.30%
SUN MICROSYSTEMS, INC.                                           1.44%                  239,608                  1.21%
CITIGROUP                                                        1.37%                  227,135                  1.14%
SBC COMMUNICATIONS                                               1.16%                  202,093                  1.02%
SOFTWARE AG OF NORTH AMERICA                                     1.14%                  209,521                  1.06%
LATTICE SEMICONDUCTOR CORP                                       1.08%                  216,650                  1.09%
SAFECO INSURANCE CO OF AMERICA                                   0.97%                  265,658                  1.34%
FEDERAL DEPOSIT INSURANCE CORP                                   0.93%                  121,878                  0.61%
BOSTON SCIENTIFIC                                                0.87%                  212,082                  1.07%
UNISYS CORPORATION                                               0.83%                  197,404                  0.99%
KING & SPALDING                                                  0.83%                   92,596                  0.47%
THE WALT DISNEY COMPANY                                          0.77%                  129,347                  0.65%
KPMG, L.L.P.                                                     0.76%                  135,558                  0.68%
WASHINGTON MUTUAL                                                0.75%                  220,453                  1.11%
TSMC NORTH AMERICA, INC.                                         0.73%                  110,590                  0.56%
CHRONICLE OF HIGHER EDUCATION                                    0.71%                   91,990                  0.46%
STELLCOM, INC.                                                   0.66%                   97,054                  0.49%
                                                              -------                 ---------                 -----
   Total                                                        35.87%                6,652,939                 33.51%
                                                              =======                 =========                 =====

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market
--------------------------------------------------------------------------------



                                                                                                     Estimated

                                                                                                   Construction       Estimated

Wholly Owned Property                                                                    Start      Completion      Stabilization

Under Construction @ June 30, 2001                                   Square Feet         Date          Date              Date

---------------------------------------------------------------------------------------------------------------------------------


Atlanta

       The Forum                                                             90,000       4Q00          4Q01              4Q02

                                                                   -----------------

             Atlanta Subtotal                                                90,000



Denver

       Dry Creek Corporate Center Building 2                                 92,354       1Q01          4Q01              4Q02

                                                                   -----------------

             Denver Subtotal                                                 92,354



Austin

       Braker 3                                                             192,451       2Q00          3Q01              3Q01

                                                                   -----------------

             Austin Subtotal                                                192,451





Total/Weighted Average                                                      374,805

Less: Placed in Service                                                           -

                                                                   -----------------

Total/Weighted Average                                                      374,805

                                                                   =================





Partially Owned Property                                  %

Under Construction @ June 30, 2001 (1)                Ownership

---------------------------------------------------------------------------------------------------------------------------------



Austin

       300 West Sixth Street                             20%                444,870       2Q00          4Q01              3Q02

                                                                   -----------------

             Austin Subtotal                                                444,870



Chicago

       Nine Parkway North                                35%                129,433       4Q00          4Q01              4Q02

                                                                   -----------------

             Chicago Subtotal                                               129,433



Dallas

       Custer Court                                      49%                120,047       3Q00          3Q01              1Q02

       Royal Ridge Bldg 7                                35%                132,756       2Q00          1Q01              1Q02

                                                                   -----------------

             Dallas Subtotal                                                252,603



Washington, DC

       799 9th Street                                    40%                201,464       2Q00          4Q01              4Q02

                                                                   -----------------

             Washington, DC Subtotal                                        201,464





Total/Weighted Average                                                    1,028,570

Less: Placed in Service                                                     (89,551)

                                                                   -----------------

Total/Weighted Average                                                      939,019

                                                                   =================



Total/Weighted Average Wholly & Partially Owned                           1,313,824

                                                                   =================










                                                                          Estimated

                                                                          Remaining        Total        Estimated     % Currently

Wholly Owned Property                                     In Place        Costs to       Projected      Stabilized     Leased or

Under Construction @ June 30, 2001                        Dev Costs       Complete      Investment        Return       Committed

----------------------------------------------------------------------------------------------------------------------------------


Atlanta

       The Forum                                               6,399           5,965         12,364           10.7%          72.2%

                                                        -------------   -------------  -------------  --------------  ------------

             Atlanta Subtotal                                  6,399           5,965         12,364           10.7%          72.2%



Denver

       Dry Creek Corporate Center Building 2                   1,949           9,629         11,578           10.5%           0.0%

                                                        -------------   -------------  -------------  --------------  ------------

             Denver Subtotal                                   1,949           9,629         11,578           10.5%           0.0%



Austin

       Braker 3                                               24,201           6,601         30,802           12.1%         100.0%

                                                        -------------   -------------  -------------  --------------  ------------

             Austin Subtotal                                  24,201           6,601         30,802           12.1%         100.0%





Total/Weighted Average                                        32,549          22,195         54,744           11.4%          68.7%

Less: Placed in Service                                            -               -              -

                                                        -------------   -------------  -------------

Total/Weighted Average                                        32,549          22,195         54,744           11.4%          68.7%

                                                        =============   =============  =============  ==============  ============





Partially Owned Property

Under Construction @ June 30, 2001 (1)

----------------------------------------------------------------------------------------------------------------------------------



Austin

       300 West Sixth Street                                  37,268          55,743         93,011           10.8%          66.7%

                                                        -------------   -------------  -------------  --------------  ------------

             Austin Subtotal                                  37,268          55,743         93,011           10.8%          66.7%



Chicago

       Nine Parkway North                                      9,734          13,222         22,956            9.9%           0.0%

                                                        -------------   -------------  -------------  --------------  ------------

             Chicago Subtotal                                  9,734          13,222         22,956            9.9%           0.0%



Dallas

       Custer Court                                            6,011           9,847         15,858           10.9%          42.2%

       Royal Ridge Bldg 7                                     12,402           3,173         15,575           11.3%          67.5%

                                                        -------------   -------------  -------------  --------------  ------------

             Dallas Subtotal                                  18,413          13,020         31,433           11.1%          55.5%



Washington, DC

       799 9th Street                                         42,911          18,321         61,232            9.6%          74.3%

                                                        -------------   -------------  -------------  --------------  ------------

             Washington, DC Subtotal                          42,911          18,321         61,232            9.6%          74.3%





Total/Weighted Average                                       108,326         100,306        208,632           10.4%          57.0%

Less: Placed in Service                                       (9,226)         (1,280)       (10,506)

                                                        -------------   -------------  -------------

Total/Weighted Average                                        99,100          99,026        198,126           10.4%          52.9%

                                                        =============   =============  =============  ==============  ============



Total/Weighted Average Wholly & Partially Owned              131,649         121,221        252,870           10.6%          57.4%

                                                        =============   =============  =============  ==============  ============




                 CARRAMERICA REALTY CORPORAION AND SUBSIDIARIES
                        Land Held for Future Development
-------------------------------------------------------------------------------

                                                                                 Buildable
                                                                               Office Square
Region/Property                                   Market         Acres             Feet
----------------------------------             ------------    ---------    -----------------
Wholly Owned Land
-----------------

Pacific Region
    Canyon Pointe A-G                         Seattle, WA             10              173,760
    Sunset Corporate                          Portland, OR             9              124,800
                                                                 -------    -----------------
             Subtotal                                                 19              298,560

Mountain Region
    Dry Creed Corporate Center                Denver, CO              43              678,000
    Sorenson Research Park XI                 Salt Lake City, UT       6               80,238
    Wasatch 16                                Salt Lake City, UT       5               80,238
    Creekside 2 owned                         Salt Lake City, UT       6               78,000
    Creekside 3 optioned                      Salt Lake City, UT       6               78,452
                                                                 -------    -----------------
             Subtotal                                                 66              994,928

Central Region
    Braker Pointe                             Austin, TX               4                    -
    Tollway Plaza III                         Dallas, TX               4              134,400
    Royal Ridge IV & V                        Dallas, TX              29              417,000
                                                                 -------    -----------------
             Subtotal                                                 37              551,400

Eastern Region
    Peninsula Corporate Center 1-2            Boca Raton, FL          20              221,350
    675 E Street                              Washington, DC           -                    -
                                                                 -------    -----------------
             Subtotal                                                 20              221,350
                                                                 -------    -----------------
             Total                                                   142            2,066,238
                                                                 =======    =================

Partially Owned Land
--------------------

Mountain Region
    Panorama IV                               Denver, CO               8              136,850
    Panorama VI                               Denver, CO               9              129,898
    Panorama VII                              Denver, CO               6              100,000
    Panorama IX                               Denver, CO               6              125,490
                                                                 -------    -----------------
             Subtotal                                                 29              492,238

Central Region
    Riata 1                                   Austin, TX               4               61,585
    Riata Crossing 4                          Austin, TX               5               79,780
    Riata Crossing 6                          Austin, TX               8               49,702
    Seven/Eight Parkway North                 Chicago, IL             14              250,567
    Royal Ridge Bldgs 4-6                     Dallas, TX              18              316,786
    Royal Ridge Bldg 8                        Dallas, TX               9              132,709
                                                                 -------    -----------------
                                                                      58              891,129

Eastern Region
    575 7th Street                            Washington, DC           1              473,000
                                                                 -------    -----------------
             Total                                                    88            1,856,367
                                                                 =======    =================

             Total All Land                                          230            3,922,605
                                                                 =======    =================



                                       24